BLACKROCK BOND FUND INC.
BlackRock High Income Fund

Supplement Dated September 24, 2007 to the Prospectus dated January 25, 2007

This supplement supercedes the supplement dated June 15, 2007 to the Prospectus of BlackRock Bond Fund, Inc.

The following changes are made to the Prospectus of BlackRock Bond Fund, Inc.

        The section in the prospectus captioned “How the Fund Invests — About the Portfolio Managers of the High Income Fund” on page 15 is amended as follows:

        The description of the High Income Fund’s portfolio managers is deleted and the following description is inserted below the heading:

        The High Income Fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth and James Keenan, who are responsible for the day-to-day management of the Fund’s portfolio. Jeff Gary and Scott Amero are also part of the Fund’s portfolio management team.

        In addition, in the section captioned “Management of the Fund — BlackRock Advisors, LLC” the discussion of the portfolio managers on page 55 is deleted in its entirety and replaced with the following: The Fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (“BFM”) since 2006, and James Keenan, CFA, Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day-to-day management of the Fund’s portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990, are also part of the Fund’s management team. Mr. Booth is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations.

        Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers (“MLIM”) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM’s bank loan group from 2000 to 2006.

        Mr. Keenan is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

        Mr. Gary is a portfolio manager of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is co-head of BlackRock’s fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Previously, he was the head of BlackRock’s global fixed income research effort.

        Mr. Gary and Mr. Amero have been portfolio managers of the Fund since 2006, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Code #10046-0907-BOND-SUP2